THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 29, 1995 (the "Third Amendment") is among SOUND ADVICE, INC., a Florida corporation (the "Borrower"), SAI DISTRIBUTORS, INC., a Florida corporation (the "Guarantor") and NATIONSBANK OF FLORIDA, N.A., a national banking association (the "Lender" or "Bank").

                           W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantor and the Lender previously entered into an "Amended and Restated Credit Agreement", dated as of February 4, 1993, as amended by the "First Amendment to Credit Agreement" dated as of February 26, 1993 ("First Amendment"), as amended by the "Second Amendment to Credit Agreement" dated as of December 28, 1993 ("Second Amendment ") (collectively, the "Credit Agreement"), pursuant to which the Lender has extended to Borrower a commitment to make revolving credit loans and to issue letters of credit and make a $3,600,000.00 term loan in favor of the Borrower (the "Commitment"); and

         WHEREAS, the Commitment is evidenced by an Amended and Restated Renewal Revolving Credit Promissory Note in the principal amount of THIRTY MILLION DOLLARS ($30,000,000.00), dated February 28, 1995 and a Term Note dated February 26, 1993 in the original principal amount of Three Million Six Hundred Thousand Dollars ($3,600,000.00) ("Term Note"), which Term Note is a part of the Commitment; and

         WHEREAS, in order to secure its obligations and indebtedness under the Note and the Credit Agreement, the Borrower executed and delivered to Lender an Amended and Restated Security Agreement, dated as of February 4, 1993 (the "Security Agreement") granting to Lender a first, perfected security interest in the Collateral (as defined in the Security Agreement); and

         WHEREAS, in order to induce Lender to make the Commitment available to the Borrower, the Guarantor executed and delivered to Lender a Continuing and Unconditional Guaranty, dated as of February 4, 1993 which has been confirmed by the Guarantor from time to time (the "Guaranty") (the Credit Agreement, the Security Agreement and the Guaranty are hereinafter referred to as the "Loan Documents"); and

     WHEREAS, the Borrower and the Guarantor have requested that the Lender extend the Note and the Credit Agreement; and

         WHEREAS, the Lender is willing to do so on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

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

         1. RECITALS. The foregoing recitals are true and correct and are incorporated as part of this Agreement.

         2. DEFINITIONS. All capitalized terms used herein shall, except as modified hereby, have the meanings ascribed to them in the Credit Agreement.

         3.       RENEWAL PROMISSORY NOTE.

                  Even date herewith, Borrower shall execute the Amended and Restated Renewal Revolving Credit Promissory Note in the amount of THIRTY MILLION DOLLARS ($30,000,000.00) in the form attached hereto as EXHIBIT A ("Renewal Revolving Note"), which Renewal Revolving Note and any modifications, renewals, replacements and substitutions therefor made from time to time hereafter shall constitute the "Revolving Credit Note" contemplated in the Credit Agreement.

         4. TERMINATION DATE. The "Termination Date" shall mean September 29, 1995, time being of the essence. Borrower acknowledges that Lender shall have no obligation to extend the Termination Date. As of the Termination Date, all Obligations of the Borrower to the Lender shall be due and payable and all available credit from Lender to Borrower including, without limitation, the Commitment and any letter(s) of credit shall be terminated.

         5. USE OF LOAN. Section 4.12(iv) of the Credit Agreement is, effective as of January 1, 1995, intentionally left blank.

         6. CAPITAL EXPENDITURE. The maximum capital expenditure during any fiscal year, as contemplated by Section 6.8 of the Credit Agreement, is, effective as of January 1, 1995, until June 30, 1995, amended from FOUR MILLION DOLLARS ($4,000,000.00) to FIVE MILLION TWO HUNDRED THOUSAND DOLLARS ($5,200,000.00). As of July 1, 1995, the maximum capital expenditure shall revert to FOUR MILLION DOLLARS ($4,000,000.00) from FIVE MILLION TWO HUNDRED THOUSAND DOLLARS ($5,200,000.00).

         7. ADDITIONAL REPORTING REQUIREMENTS. In addition to any other financial reporting currently required to be provided by the Borrower to the Lender, the Borrower shall also provide the following to Lender:

                  (i) Copy of Borrower's monthly inventory, reconciliation reports on a form satisfactory to Lender on or prior to the thirtieth (30th) day of each month for the preceding month; and

                  (ii) Borrowing base certificates based upon Borrower's closed month end general ledger balance on or prior to thirty (30) days following the applicable month end.

         8. RELEASE. BORROWER AND GUARANTOR HEREBY RELEASE THE BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES AND ATTORNEYS FROM ALL CAUSES OF ACTION
WHICH THE BORROWER OR GUARANTOR HAS OR COULD HAVE WITH RESPECT TO THE LOAN DOCUMENTS OR ANY MATTER PERTAINING TO THE LOAN DOCUMENTS AS OF THE DATE HEREOF.

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

         9.       RATIFICATION OF SECURITY AGREEMENT.

                  (a)  The Borrower, by execution of this Third
Amendment: (i) acknowledges the continued effectiveness of the Security Agreement securing all Obligations (as defined in the Security Agreement) of the Borrower to the Lender, including the Renewal Revolving Note and the Term Note; and (ii) ratifies and confirms the Security Agreement. The term "Obligations" is hereby amended to include the indebtedness and obligations of the Borrower to the Lender evidenced by the Renewal Revolving Note and the Term Note.

                  (b) The Borrower represents and warrants that: (i) each of the representations and warranties of the Borrower contained in the Security Agreement is true and correct as of the date hereof; (ii) the Borrower is in full compliance with each of the covenants of the Borrower set forth in the Security Agreement; and (iii) no Event of Default (as defined in the Security Agreement) or event which, with the lapse of time, the giving of notice, or both, would become an Event of Default has occurred and is continuing under the Security Agreement.

         10. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower represents and warrants that: (a) each of the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement is true and correct as of the date hereof; provided, however, Borrower hereby discloses the existence of the following Subsidiaries: (i) SAI Realty Investments, Inc., a Florida corporation; (ii) Sound Advice of Virginia, Inc., a Virginia corporation; and (iii) Sound Advice Electronics of Maryland, Inc., a Maryland corporation; (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement; and (c) Borrower has no defenses, offsets or counterclaims to any of its obligations or indebtedness under the Credit Agreement or this Third Amendment or any other document executed in connection with or pursuant to the Credit Agreement or this Third Amendment.

         11. RATIFICATION OF GUARANTY. The Guarantor, by execution of this Third Amendment, consents to the execution and delivery by the Borrower of this Third Amendment and all of the documents contemplated hereby and ratifies and confirms the effectiveness and enforceability of the Guaranty. The term Liabilities (as defined in the Guaranty) is hereby amended to include, without limitation, the indebtedness and obligations of the Borrower to the Lender evidenced by the Renewal Revolving Note and the Term Note. The Guarantor represents and warrants that it has no counterclaims, defenses or offsets under the Guaranty or under any other document executed in connection with or pursuant to the Guaranty.

         12. EXPENSES. The Borrower shall reimburse Lender for all reasonable expenses and fees paid or incurred in connection with the documentation, negotiation and closing of the transactions contemplated by this Third Amendment and the documents required hereby, including, without limitation, documentary stamp taxes and similar state and local taxes and fees, filing and recording fees and the fees and expenses of Lender's counsel, whether such fees and expenses are incurred prior to or after the date of execution hereof.

         13. NO FURTHER MODIFICATION. Except as hereinabove specifically modified, all of the provisions of the Credit Agreement, the Security Agreement and the Guaranty shall

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

remain unaltered and in full force and effect. It is the intent of the parties that this Third Amendment constitute a modification and not a novation of the existing agreements between the parties. Borrower acknowledges and agrees that the Lender is not obligated to further modify or extend the Termination Date.

         14.      ADDITIONAL PROVISIONS.

                  (a) This Third Amendment is non-transferrable and non-assignable by the Borrower. No one other than the parties hereto shall be entitled to rely on this Third Amendment.

                  (b)  This Third Amendment may be executed
simultaneously in one or more counterparts, each of which shall be deemed an original for evidentiary purposes and all of which together shall constitute one and the same instrument.

                  (c) This Third Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida.

                  (d) This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

                  (e) This Third Amendment may not be amended except in a writing signed by the party against whom enforcement is sought.

                  (f) Time is of the essence with respect to this Third Amendment, the Loan Documents and all the documents contemplated in each of them.

                  (g) DEFAULT. An "Event of Default" under documents evidencing and securing any existing or future loans between Borrower and Guarantor and Bank shall constitute an Event of Default under the Credit Agreement, and an Event of Default under the Credit Agreement shall constitute an Event of Default under any such existing or future loan.

         15. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Third Amendment or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Third
Amendment may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Third Amendment applies in any court having jurisdiction over such action.

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                                     4

                  (a)  SPECIAL RULES. The arbitration shall be
conducted in the city of Fort Lauderdale, Florida and administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

                  (b) RESERVATION OF RIGHTS. Nothing in this Third Amendment shall be deemed to: (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Third Amendment; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Third Amendment. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be dated for convenience as of the date and year first above written.

                                          SOUND ADVICE, INC., a Florida
                                          corporation

                                          By: /S/ KENNETH L. DANIELSON  (SEAL)
                                          ----------------------------
                                          Print Name: KENNETH L. DANIELSON
                                          Title: CHIEF FINANCIAL OFFICER

                                          CONSENTED AND AGREED TO:

                                          SAI DISTRIBUTORS, INC., a Florida
                                          corporation

                                          By: /S/ KENNETH L. DANIELSON  (SEAL)
                                          ----------------------------
                                          Print Name: KENNETH L. DANIELSON
                                          Title: CHIEF FINANCIAL OFFICER

 FTL:46289:5

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

                                           NATIONSBANK OF FLORIDA, N.A.

                                           By: /S/ GARY E. DUNCAN
                                           ----------------------
                                           Print Name: GARY E. DUNCAN
                                           Title: SENIOR VICE PRESIDENT

STATE OF GEORGIA                    )
                                    )  ss:
COUNTY OF FULTON                    )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by KENNETH L. DANIELSON, the CFO of SOUND ADVICE, INC., a Florida corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He/She is personally known to me or who has produced FLA. DRIVER'S LICENSE as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this 29TH day of MARCH, 1995 .

                             /S/ VIRGINIA ANN PHIPPS
                            -----------------------------------
                            Notary Public
                            VIRGINIA ANN PHIPPS
                            Typed, printed or stamped name of Notary Public

My Commission Expires:

 FTL:46289:5

STATE OF GEORGIA                    )
                                    )  ss:
COUNTY OF FULTON                    )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by KENNETH L. DANIELSON, the CFO of SAI DISTRIBUTORS, INC., a Florida corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He/She is personally known to me or who has produced FLA. DRIVER'S LICENSE as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this 29TH day of MARCH, 1995 .

                               /S/ VIRGINIA ANN PHIPPS
                               ----------------------------------
                               Notary Public
                               VIRGINIA ANN PHIPPS
                               Typed, printed or stamped name of Notary Public

My Commission Expires:

STATE OF GEORGIA                    )
                                    )  ss:
COUNTY OF FULTON                    )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by GARY E. DUNCAN, the SVP of NATIONSBANK OF FLORIDA, N.A., a national banking association, freely and voluntarily under authority duly vested in him/her by said association. He/She is personally known to me or who has produced GA DRIVER'S LICENSE as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this 29TH day of MARCH, 1995 .

                                /S/ VIRGINIA ANN PHIPPS
                                ----------------------------------------
                                Notary Public
                                VIRGINIA ANN PHIPPS
                                Typed, printed or stamped name of Notary Public

My Commission Expires:

 FTL:46289:5

                           SCHEDULE OF EXHIBITS

             Exhibit A - $30,000,000.00 Renewal Revolving Note

 FTL:46289:5

                            SOUND ADVICE, INC.

                           AMENDED AND RESTATED
                 RENEWAL REVOLVING CREDIT PROMISSORY NOTE

Amount:  $30,000,000.00                      Effective Date:  March 29, 1995


         FOR VALUE RECEIVED, the undersigned, SOUND ADVICE, INC., a Florida corporation ("Maker" or "Borrower"), promises to pay to the order of NATIONSBANK OF FLORIDA, N.A., successor by merger to NCNB National Bank of Florida ("Lender" or "Bank"), at the offices of Lender in Fort Lauderdale, Florida, or at such other place as the holder of this Note may from time to time designate, the principal sum of THIRTY MILLION DOLLARS ($30,000,000.00) in lawful money of the United States of America, or the aggregate unpaid principal amount of all advances made by Lender to the undersigned under this Note, whichever is less, and to pay interest on the principal amount of each advance remaining from time to time outstanding from the date hereof until maturity, at the "Rate" (as hereinafter defined) adjusted daily to reflect changes in such Rate, with each adjustment to become effective on the date the change occurs. The "Rate" shall be selected by the Borrower and shall constitute either the Lender's Prime Rate or the Lender's unadjusted thirty (30) day floating certificate of deposit rate plus 250 basis points. Unless otherwise designated, the Rate shall be the Lender's Prime Rate. "Lender's Prime Rate" means, for the purposes hereof, that index rate of interest per annum which Lender from time to time announces as its prime rate. The Prime Rate is not necessarily the best or lowest rate charged or offered by Lender to its borrowing customers.

         Notwithstanding the foregoing, however, in no event shall the interest rate applicable to principal outstanding under this Note exceed the maximum rate of interest allowed by applicable law, as amended from time to time. If any payment of interest or in the nature of interest thereunder would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal unless the undersigned notifies Lender in writing that the undersigned wishes to have such excess sum returned, together with interest at the rate specified in Section 687.04(2), Florida Statutes, or any successor statute.

         Interest shall be computed on the basis of a year of 360 days and the actual number of days elapsed. Payments made pursuant to the terms of this Note shall first be credited to interest and lawful charges then accrued and the remainder to principal.

         Interest shall be payable monthly in arrears beginning on April 1, 1995, and continuing on the like day of each month thereafter, until payment of the outstanding principal amount hereunder is due pursuant to the terms of that certain Amended and Restated Credit Agreement, dated as of February 4, 1993 among Borrower, SAI Distributors, Inc. and Lender, as amended by the First, Second and Third Amendments thereto (the "Agreement"). Principal outstanding hereunder shall be due and payable in a single payment on September 29, 1995.

 FTL:46286:2

         If any payment of principal under this Note is not paid when due (whether on demand, by acceleration or otherwise), each amount shall bear interest from such date at the highest lawful rate until paid, provided, however, that such rate shall not exceed twenty-five percent (25%) per annum.

         This Note is issued pursuant to, and is subject to, the provisions of the Agreement. This Note is secured by collateral, as described more fully in the Agreement and other security documents executed pursuant to the Agreement (collectively, together with this Note and the Agreement, the "Loan Documents"). Reference is made to such Loan Documents for a description of the relative rights and obligations of the undersigned and Lender, including rights and obligations of prepayment, events of default, and rights of acceleration of maturity in the event of default, which terms are incorporated herein.

         This Note is a renewal of that certain Renewal Revolving Credit Promissory Note from the undersigned to Lender in the amount of $30,000,000.00, with an Effective Date of February 28, 1995. Accrued but unpaid interest on the Note renewed hereby shall be paid on the first payment date hereunder.

         The undersigned agrees to pay all costs of collection incurred in enforcing this Note, including reasonable attorneys' fees, regardless of whether suit or other proceedings are instituted, and if instituted, for all trial, appellate, and other proceedings, if any.

         All persons now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest, and notice of dishonor. The undersigned expressly consents to any extensions and renewals of this Note, in whole or in part, and all delays in time of payment or other performance under this Note which Lender may grant at any time from time to time, without limitation and without any notice or further consent of the undersigned. All notices, demands, and other communications required or permitted in connection with this Note shall be given in the manner specified in the Agreement.

         The remedies of Lender, as provided herein, or in any other agreement between the undersigned and Lender are cumulative and concurrent (except as may be provided in the Loan Documents) and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise.

         This Note has been made, executed and delivered by the undersigned in Atlanta, Georgia.

         MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring

 FTL:46286:2
an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Note applies in any court having jurisdiction over such action.

                  a. SPECIAL RULES. The arbitration shall be conducted in the city of Fort Lauderdale, Florida, and administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

                  b. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to: (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or
(ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and year first above written.

Signed, Sealed and Delivered
in the Presence of:                   SOUND ADVICE, INC., a Florida corporation

                                    By:                                  (SEAL)
 ----------------------------          ----------------------------------
                                       Kenneth L. Danielson
- -----------------------------          Chief Financial Officer

 FTL:46286:2

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by KENNETH L. DANIELSON, the Chief Financial Officer of SOUND ADVICE, INC., a Florida corporation, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He is personally known to me or who has produced ----------------- as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this __________ day of March, 1995.

                                -----------------------------------
                                Notary Public

                                -----------------------------------------------
                                Typed, printed or stamped name of Notary Public

My Commission Expires:

 FTL:46286:2